                                                                   Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 FEBRUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-11

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 11-A1 ...   $   20.58606082             Class 11-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $   18.11071931             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    1.05458779
                  ---------------                               ---------------
Class 11-A5 ...   $    0.70299555             Class 11-M ....   $    0.70299408
                  ---------------                               ---------------
Class 11-A6 ...   $   12.23515889             Class 11-B1 ...   $    0.70299249
                  ---------------                               ---------------
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.70299249
                  ---------------                               ---------------
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.70299249
                  ---------------                               ---------------
Class 11-A9 ...   $    0.70299544             Class 11-B4 ...   $    0.70299249
                  ---------------                               ---------------
Class 11-A10 ..   $   14.86075713             Class 11-B5 ...   $    0.70300032
                  ---------------                               ---------------
Class 11-A11 ..   $  108.93896420             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
                                              Class 11-RL ...   $    0.00000000
                                                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled

          Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 11-A1 ...   $   18.88792118             Class 11-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $   16.61677005             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    0.96759507
                  ---------------                               ---------------
Class 11-A5 ...   $    0.64500560             Class 11-M ....   $    0.00000000
                  ---------------                               ---------------
Class 11-A6 ...   $   11.22588332             Class 11-B1 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.00000000
                  ---------------                               ---------------

Class 11-A9 ...   $    0.64500550             Class 11-B4 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A10 ..   $   13.63489654             Class 11-B5 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A11 ..   $   99.95261295             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
                                              Class 11-RL ...   $    0.00000000
                                                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 11-A1 ...   $    5.39301796             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $    5.44596293             Class 11-A14 ..   $    5.83333363
                  ---------------                               ---------------
Class 11-A3 ...   $    6.25000000             Class 11-M ....   $    6.22438783
                  ---------------                               ---------------
Class 11-A4 ...   $    6.24999989             Class 11-B1 ...   $    6.22438823
                  ---------------                               ---------------
Class 11-A5 ...   $    6.22438743             Class 11-B2 ...   $    6.22438823
                  ---------------                               ---------------
Class 11-A6 ...   $    4.85528231             Class 11-B3 ...   $    6.22436695
                  ---------------                               ---------------
Class 11-A7 ...   $    2.30824893             Class 11-B4 ...   $    6.22436695

                  ---------------                               ---------------
Class 11-A8 ...   $    5.83333333             Class 11-B5 ...   $    6.22438564
                  ---------------                               ---------------
Class 11-A9 ...   $    6.22438717             Class 11-S ....   $    0.36281968
                  ---------------                               ---------------
Class 11-A10 ..   $    5.51547679             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
Class 11-A11 ..   $    3.47882871             Class 11-RL ...   $    0.00000000
                  ---------------                               ---------------
                                              Class 11-A12 ..   $    5.83333331
                                                                ---------------
     iv)  Accrual Amount:                     Class 11-A13...   $     13,807.40
                                                                ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.23052998
                                                                ---------------

(b)  The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $289,513,502.96
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,018
                                                                ---------------

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate          Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 11-A1 ...      $  4,528,695.80               903.93
                                         ---------------      ---------------
                    Class 11-A2 ...      $ 40,990,748.56               915.48
                                         ---------------      ---------------
                    Class 11-A3 ...      $ 26,146,000.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A4 ...      $ 35,697,791.00             1,000.00
                                         ---------------      ---------------

                    Class 11-A5 ...      $ 18,111,843.77               995.20
                                         ---------------      ---------------

                    Class 11-A6 ...      $ 45,072,876.95               942.90
                                         ---------------      ---------------
                    Class 11-A7 ...      $ 45,072,876.95               942.90
                                         ---------------      ---------------
                    Class 11-A8 ...      $ 31,969,488.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A9 ...      $  9,870,215.06               995.20
                                         ---------------      ---------------
                    Class 11-A10 ..      $  3,692,010.32               930.65
                                         ---------------      ---------------
                    Class 11-A11 ..      $  3,558,966.96               487.43
                                         ---------------      ---------------
                    Class 11-A12 ..      $ 39,671,323.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A13 ..      $  2,380,790.36             1,041.55
                                         ---------------      ---------------
                    Class 11-A14 ..      $  8,426,967.00             1,000.00
                                         ---------------      ---------------
                    Class 11-PO ...      $  2,937,410.46               986.47
                                         ---------------      ---------------
                    Class 11-M ....      $  5,236,786.72               995.20
                                         ---------------      ---------------
                    Class 11-B1 ...      $  3,740,529.97               995.20
                                         ---------------      ---------------
                    Class 11-B2 ...      $  3,740,529.97               995.20
                                         ---------------      ---------------
                    Class 11-B3 ...      $  1,496,211.98               995.20
                                         ---------------      ---------------
                    Class 11-B4 ...      $    897,727.19               995.20
                                         ---------------      ---------------
                    Class 11-B5 ...      $  1,346,589.89               995.20
                                         ---------------      ---------------
                    Class 11-S ....      $236,146,509.90                 0.00
                                         ---------------      ---------------
                    Class 11-R ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 11-RL ...      $          0.00                 0.00
                                         ---------------      ---------------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------

          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days
             Number                12       Principal Balance   $  3,284,623.61
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 3       Principal Balance   $    830,762.85
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

         (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 11-A6: ..............          6.100000%
                                            ---------------
              Class 11-A7: ..............          2.900000%
                                            ---------------
              Class 11-S: ...............          0.548978%
                                            ---------------

          The Certificate Interest Rates, applicable to the current Interest Accrual Period:

              Class 11-A6: ..............          5.975000%
                                            ---------------
              Class 11-A7: ..............          3.025000%
                                            ---------------

     xii) The Senior Percentage for such Distribution Date;           94.300000%
                                                                ---------------

          The Junior Percentage for such Distribution Date;.           5.700000%

                                                                ---------------

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------